================================================================================



                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2002




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)



         Delaware                          1-8597                            94-2657368
(State or other jurisdiction        (Commission File Number)       (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


================================================================================

ITEM 5.  Other Events.

On January 15, 2002, The Cooper Companies, Inc. issued a press release announcing it has signed a definitive agreement to purchase Biocompatibles Eyecare, Inc. This release is filed as an exhibit hereto and is incorporated herein by reference.

Any Internet addresses provided in the press release filed herewith are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.


ITEM 7.  Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit
  No.             Description
-------           -----------
99.1              Press Release dated January 15, 2002 of The Cooper Companies, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE COOPER COMPANIES, INC.




                                           By   /s/ Stephen C. Whiteford
                                              --------------------------------
                                                Stephen C. Whiteford
                                                Vice President and
                                                Corporate Controller
                                                (Principal Accounting Officer)

Dated:  January 22, 2002

                                  EXHIBIT INDEX



Exhibit                                                                       Sequentially
  No.             Description                                                 Numbered Page
-------           -----------                                                 -------------
99.1              Press Release dated January 15, 2002 of The Cooper
                  Companies, Inc.



                             STATEMENT OF DIFFERENCS
                             -----------------------

The trademark symbol shall be expressed as..................................'TM'
The registered trademark symbol shall be expressed as.......................'r'